UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2015

Medtronic, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien public limited company, an Irish public limited company (“Covidien”), Kalani I Limited (now known as Medtronic plc, a public limited company organized under the laws of Ireland (“New Medtronic”)), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”) (the “Transaction Agreement”), (a) New Medtronic and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement (the “Scheme”) under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of New Medtronic.

This Current Report on Form 8-K should be read in conjunction with the other Current Report on Form 8-K filed by Medtronic on January 26, 2015.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015, Richard H. Anderson, Scott C. Donnelly, Omar Ishrak, Shirley Ann Jackson, Michael O. Leavitt, James T. Lenehan, Elizabeth G. Nabel, Denise M. O’Leary, Kendall J. Powell, Robert C. Pozen and Preetha Reddy notified Medtronic of their decisions to resign from the Board of Directors of Medtronic (the “Medtronic Board”), effective immediately. None of these resignations was a result of any disagreement with Medtronic, its management or the Medtronic Board or any matter relating to Medtronic’s operations, policies or practices.

Further, two directors were appointed to the Medtronic Board on January 26, 2015, effective immediately:

Gary L. Ellis, age 57, has been Executive Vice President and Chief Financial Officer of Medtronic since April 2014. Prior to that, he was Senior Vice President and Chief Financial Officer from May 2005 to April 2014; Vice President, Corporate Controller and Treasurer from October 1999 to May 2005 and Vice President and Corporate Controller from August 1994 to October 1999. Mr. Ellis joined Medtronic in 1989 as Assistant Corporate Controller and was promoted to Vice President of Finance for Medtronic Europe in 1992, until being named as Corporate Controller in 1994. Mr. Ellis is a member of the board of directors of The Toro Company and past chairman of the American Heart Association.

Bradley E. Lerman, age 57, joined Medtronic in May 2014 as Senior Vice President, General Counsel and Corporate Secretary. Prior to joining Medtronic, he was Executive Vice President, General Counsel, and Corporate Secretary at Federal National Mortgage Association (Fannie Mae) from October 2012 to May 2014; Senior Vice President and Chief Litigation Counsel at Pfizer Inc. from January 2009 to September 2012; Partner at Winston & Strawn from August 1998 to January 2009; partner at Kirkland & Ellis from March 1996 to July 1998; Associate Independent Counsel from October 1994 to March 1996; and Assistant U.S. Attorney in the Northern District of Illinois from February 1986 to September 1994.

There are no arrangements or understandings between any director and any other person pursuant to which such director was selected as a director, other than the provisions of the Transaction Agreement relating to the appointment of directors.

Benefit Plans and Employment Agreements Amended and Assumed

In connection with the completion of the Transactions, and effective as of January 26, 2015, the New Medtronic Board approved amendments to the following plans to provide for the assumption of each of the following plans by New Medtronic and for Medtronic Common Shares underlying awards under such plans to be replaced with New Medtronic shares on a one-for-one basis, in accordance with and subject to the terms of the Transaction Agreement:

•	Medtronic, Inc. 2014 Amended and Restated Employees Stock Purchase Plan,

•	Medtronic, Inc. 2013 Stock Award and Incentive Plan,

•	Medtronic, Inc. 2008 Stock Award and Incentive Plan,

•	Medtronic, Inc. 2003 Long-Term Incentive Plan,

•	Medtronic, Inc. – Kyphon Inc. 2002 Stock Plan,

•	Medtronic, Inc. 1998 Outside Director Stock Compensation Plan,

•	Medtronic, Inc. 1994 Stock Award Plan,

•	Medtronic, Inc. 1979 Restricted Stock and Performance Share Award Plan,

•	Medtronic, Inc. 1979 Nonqualified Stock Option Plan,

•	Medtronic, Inc. Capital Accumulation Plan Deferral Program and

•	Israeli Amendment to the Amended and Restated 2013 Stock Award and Incentive Plan.

In connection with the completion of the Transactions, and effective as of January 26, 2015, the New Medtronic Board approved amendments to the following plans, contracts or arrangements to provide for the assumption of each plan by New Medtronic:

•	Medtronic, Inc. Incentive Plan and

•	Medtronic, Inc. Supplemental Executive Retirement Plan.

In connection with the completion of the Transactions, and effective as of January 26, 2015, the New Medtronic Board approved amendments to the following plans, contracts or arrangements to take into account, in the applicable definitions of “Change of Control,” the structure of New Medtronic following the consummation of the Transactions:

•	Form of Change of Control Employment Agreement for Medtronic Executive Officers and

•	Change of Control Severance Plan – Section 16B Officers.

Such plans, contracts or arrangements, as amended as described herein, are attached hereto as Exhibits 10.1 to 10.15 and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2015, in connection with the consummation of the Transactions, Medtronic amended and restated its Amended and Restated Articles of Incorporation. The Amended and Restated Articles of Incorporation of Medtronic is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Medtronic, Inc.*

10.1	Amendment to the Kyphon Inc. 2002 Stock Plan.*

10.2	Amendment to the 1998 Outside Director Stock Compensation Plan.*

10.3	Amendment to the 2003 Long-Term Incentive Plan.*

10.4	Amendment to the 2008 Stock Award and Incentive Plan.*

10.5	Amendment to the 1979 Restricted Stock and Performance Share Award Plan.*

10.6	Amendment to the 1979 Nonqualified Stock Option Plan.*

10.7	Amendment to the 1994 Stock Award Plan.*

10.8	Medtronic plc 2014 Amended and Restated Employees Stock Purchase Plan.*

10.9	Medtronic plc 2013 Amended and Restated Stock Award and Incentive Plan.*

10.10	Israeli Amendment to the Amended and Restated 2013 Stock Award and Incentive Plan.*

10.11	Medtronic plc Incentive Plan (as amended and restated effective January 26, 2015).*

10.12	Form of Change of Control Employment Agreement (as amended and restated as of January 26, 2015).*

10.13	Medtronic plc Capital Accumulation Plan Deferral Program (as amended and restated generally effective January 26, 2015).*

10.14	Change of Control Severance Plan – Section 16B Officers (as amended and restated as of January 26, 2015).*

10.15	Medtronic plc Supplemental Executive Retirement Plan (as restated generally effective January 26, 2015).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
(Registrant)

Date: January 26, 2015	By:	/s/ Gary L. Ellis
	Name:	Gary L. Ellis
	Title:	Executive Vice President and Chief Financial Officer

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